EXHIBIT 25


                          POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A.

   TARKENTON, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 FRANCIS A. TARKENTON
                                 --------------------------------
                                 Francis A. Tarkenton, Director
                                 Coca-Cola Enterprises Inc.




















                              POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G.

   BUFFETT, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 HOWARD G. BUFFETT
                                 --------------------------------
                                 Howard G. Buffett, Director
                                 Coca-Cola Enterprises Inc.





                              POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L.

   CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 JOHN L. CLENDENIN
                                 --------------------------------
                                 John L. Clendenin, Director
                                 Coca-Cola Enterprises Inc.


                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B.

   COLE, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 JOHNNETTA B. COLE
                                 --------------------------------
                                 Johnnetta B. Cole, Director
                                 Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, T. MARSHALL

   HAHN, JR., a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 T. MARSHALL HAHN, JR.
                                 --------------------------------
                                 T. Marshall Hahn, Jr., Director
                                 Coca-Cola Enterprises Inc.


                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M.

   HALLE, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 CLAUS M. HALLE
                                 --------------------------------
                                 Claus M. Halle, Director
                                 Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP

   HUMANN, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 L. PHILLIP HUMANN
                                 --------------------------------
                                 L. Phillip Humann, Director
                                 Coca-Cola Enterprises Inc.




                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, M. DOUGLAS

   IVESTER, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 M. DOUGLAS IVESTER
                                 --------------------------------
                                 M. Douglas Ivester, Director
                                 Coca-Cola Enterprises Inc.


                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, E. NEVILLE

   ISDELL, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 E. NEVILLE ISDELL
                                 --------------------------------
                                 E. Neville Isdell, Director
                                 Coca-Cola Enterprises Inc.




                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E.

   JACOB, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 JOHN E. JACOB
                                 --------------------------------
                                 John E. Jacob, Director
                                 Coca-Cola Enterprises Inc.




                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A.

   KELLER, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 ROBERT A. KELLER
                                 --------------------------------
                                 Robert A. Keller, Director
                                 Coca-Cola Enterprises Inc.


                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, S.L.

   PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 S.L. PROBASCO, JR.
                                 --------------------------------
                                 S.L. Probasco, Jr., Director
                                 Coca-Cola Enterprises Inc.


                         POWER OF ATTORNEY



             KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A.

   SCHIMBERG, a Director of Coca-Cola Enterprises Inc. (the

   "Company"), do hereby appoint Summerfield K. Johnston, Jr.,

   Vice Chairman and Chief Executive Officer of the Company, John

   R. Alm, Senior Vice President and Chief Financial Officer of

   the Company, Lowry F. Kline, General Counsel of the Company,

   and J. Guy Beatty, Jr., Secretary of the Company, or any one

   of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:  1994 Stock Option Plan,

   1992 Restricted Stock Award Plan (as amended and restated

   effective as of February 7, 1994), Amended and Restated

   Deferred Compensation Agreement between Johnston Coca-Cola

   Bottling Group and Henry A. Schimberg dated December 16, 1991,

   as amended, 1993 Amendment and Restatement of Deferred

   Compensation Agreement between Johnston Coca-Cola Bottling

   Group and John R. Alm dated as of April 30, 1993, 1993

   Amendment and Restatement of Deferred Compensation Agreement

   between Johnston Coca-Cola Bottling Group and Philip H.

   Sanford dated as of April 30, 1993, and the Matched Employee

   Savings Investment Plan, or any amendment or supplement

   thereto, and causing such plans or agreements or any such

   amendment or supplement to be filed with the Securities and

   Exchange Commission pursuant to the Securities Exchange Act of

   1934, as amended.

             IN WITNESS WHEREOF, I have hereunto set my hand this

   14th day of April, 1994.


                                 HENRY A. SCHIMBERG
                                 --------------------------------
                                 Henry A. Schimberg, Director
                                 Coca-Cola Enterprises Inc.

                           CERTIFICATE


        The undersigned, E. Liston Bishop III, hereby certifies that he is an Assistant Secretary of Coca-Cola Enterprises Inc., a Delaware corporation (the "Company"), and hereby further certifies that the following constitutes a true, correct and complete copy of certain resolutions adopted by the Board of Directors of the Company at its meeting held on April 14, 1994, at which a quorum was present and acting throughout, and such resolutions have not been amended, modified or rescinded and are in full force and effect on the date hereof:

             RESOLVED, that the following numbers of shares of the Company's common stock, par value $1.00 per share, be, and they hereby are, specifically authorized and reserved for issuance from treasury shares or authorized and unissued shares pursuant to the plans designated: (a) 2,000,000 shares issuable under the Company's 1994 Stock Option Plan, (b) 725,000 shares issuable under the 1992 Restricted Stock Award Plan (as amended and restated effective as of February 7, 1994), (c) 3,000,000 shares issuable under, and participation interests in, the Company's Matched Employees Savings and Investment Plan, and (d) 666,675 shares issuable under the Amended and Restated Deferred Compensation Agreements between Johnston Coca-Cola Bottling Group, Inc. and John R. Alm, Philip H. Sanford and Henry A. Schimberg (all of the foregoing shares referred to collectively as the "Benefit Plan Shares"); and

             FURTHER RESOLVED, that the Company be, and it hereby is, authorized to file with the Securities and Exchange Commission registration statements, including any exhibits thereto and any amendments and supplements thereto, on any appropriate form authorized by the Securities and Exchange Commission under the Securities Act of 1933, as amended, providing for registration of the Benefit Plan Shares; and

             FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, int he name and on behalf of the Company, to execute and deliver a power of attorney appointing the directors and officers of the Company, or any of them, to act as attorneys in fact for the Company, or any of them, to act as attorneys in fact for the Company for the purpose of executing and filing with the Securities and Exchange Commission any such registration statement, or any amendment or supplement thereto, or any document deemed appropriate by any such officer in connection therewith; and

             FURTHER RESOLVED, that Lowry F. Kline, be, and hereby is, designated and appointed as the agent for service of the Company in all matters related to such registration statements; and

             FURTHER RESOLVED, that the Company may execute and deliver to the New York Stock Exchange, Inc. or any other appropriate exchange, any application, including any amendment or supplement thereto, for the listing of the Benefit Plan Shares upon issuance, and may appoint a listing agent or listing agents to represent the Company for such purpose and to execute, in the name and on behalf of the Company, any other agreement or instrument that may be necessary or appropriate to accomplish such listing; and

             FURTHER RESOLVED, that the Company be, and it hereby is, authorized to effect or maintain the registration or qualification (or exemption therefrom) of all or any part of the Benefit Plan Shares for offer or sale under the securities laws of any of the states or jurisdictions of the United States of America or under the applicable laws or regulations of any country or political subdivision thereof; and

             FURTHER RESOLVED, that any officer of the Company, or such other person or persons as the Chief Executive Officer or his designee may appoint, be, and each of them hereby is, authorized to execute, in the name and on behalf of the Company and under its corporate seal or otherwise, deliver and file any agreement, instrument, certificate or any other document, or any amendment or supplement thereto, and to take any other action that such person may deem appropriate to carry out the intent and purpose of the preceding resolutions and to effectuate the transactions contemplated thereby.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and the seal of the Company, this 21st day of April, 1994.



   [SEAL]                   E. LISTON BISHOP III
                            ---------------------------------
                            E. Liston Bishop III
                            Assistant Secretary